                SEVEN SEAS PETROLEUM, INC.

CASE NO.:       02-45206-H2-11

PETITION DATE:  DECEMBER 20, 2002

================================================================================

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION



CASE NAME:                      CASE NUMBER:             CH 11 CONVERSION DATE:      CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.      02-45206-H2-11           JANUARY 14, 2003            JANUARY 14, 2003


TRUSTEE'S MONTHLY OPERATING REPORT SUMMARY FOR:          AUGUST 2003


                                   JANUARY     FEBRUARY      MARCH       APRIL        MAY        JUNE      JULY        AUGUST
           MONTH                     2003        2003        2003         2003        2003       2003      2003         2003
           -----                  ---------    ---------    --------    --------    --------   --------   --------   ----------
REVENUES (MOR-6)                          0            0           0           0           0          0          0            0
INCOME (LOSS) BEFORE INTEREST,
DEPRECIATION, OTHER ITEMS &
INCOME TAXES (MOR-6)               (177,000)    (384,000)   (203,000)   (106,000)   (497,000)  (213,000)   (95,000)    (453,000)
NET INCOME (LOSS) (MOR-6)          (265,000)    (473,000)   (293,000)   (197,000)   (779,000)  (305,000)  (187,000)    (545,000)
PAYMENTS TO INSIDERS (MOR-9)           NONE         NONE        NONE        NONE        NONE       NONE       NONE         NONE
PAYMENTS TO PROFESSIONALS (MOR-9)      NONE         NONE      55,000      50,000           0          0          0      825,000
TOTAL DISBURSEMENTS (MOR-7)       1,687,781    1,496,000     122,000     172,000     255,000    157,000     99,000   12,577,000



THE ORIGINAL OF THIS DOCUMENT MUST BE FILED WITH THE U.S. BANKRUPTCY COURT AND A COPY MUST BE SENT TO THE U.S. TRUSTEE



  REQUIRED INSURANCE MAINTAINED              EXPIRATION
      AS OF SIGNATURE DATE                      DATE
                                             -----------
CASUALTY           YES(X)  NO ( )             12/31/2003
LIABILITY          YES(X)  NO ( )             12/31/2003
VEHICLE            YES(X)  NO ( )             12/31/2003
WORKERS' COMP      YES(X)  NO ( )             12/31/2003
OTHER __________   YES( )  NO ( )                     --

CHAPTER 11 TRUSTEE: Ben B. Floyd
FIRM: Floyd, Isgur, Rios & Wahrlich, P.C.
ADDRESS: 700 Louisiana, Suite 4600
ADDRESS:
CITY, STATE, ZIP: Houston, TX 77002
TELEPHONE:  (713) 222-1470
FACSIMILE:  (713) 222-1475

Are all accounts receivable being collected within terms?  YES

Are all post-petition liabilities, including taxes, being paid within terms? YES

Have any pre-petition liabilities been paid?  NO

If yes, describe:

Are all funds received being deposited into Trustee's bank accounts?

All funds are being deposited into accounts controlled by the Trustee. YES

Were any assets disposed of outside the normal course of business? NO

If yes, describe:

Are all U.S. Quarterly Fee Payments current? YES, AS OF FILING DATE.

What is the status of the Plan of Reorganization?

TRUSTEE'S PLAN OF REORGANIZATION WAS APPROVED AND BECAME EFFECTIVE AUGUST 14, 2003.

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED:                                      DATE:
       ------------------------------------       -----------------------------
       BEN B. FLOYD


CASE NAME:                    CASE NUMBER:            CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.    02-45206-H2-11          JANUARY 14, 2003           JANUARY 14, 2003

COMPARATIVE BALANCE SHEETS (000'S)



                                      JAN 31,     FEB 28,   MAR 31,   APRIL 30,   MAY 31,    JUNE 30   JULY 31   AUGUST 31
     ASSETS                            2003        2003      2003       2003       2003       2003      2003       2003
                                      -------     -------   -------   ---------   -------    -------   -------   ---------
CURRENT ASSETS
Cash                                   4,656       3,162     3,063      2,892      2,637      2,480     2,383      1,415
Accounts Receivable, Net                 200         200       200        200         10         10        10         10
Inventory: Lower of Cost or Market         0           0         0          0          0          0         0          0
Prepaid Expenses                          25          25        16         16         16         16        16         16
Investments in Subs                    6,396       7,756     7,722      7,808      7,808      7,846     7,857          0
Other                                  2,285       2,193     2,101      2,009      1,917      1,825     1,731      1,600
                                      ------      ------    ------     ------     ------     ------    ------      -----
TOTAL CURRENT ASSETS                  13,562      13,336    13,102     12,925     12,388     12,177    11,997      3,041


Furniture, Equipment & Fixtures (*)        0           0         0          0          0          0         0          0
Less Accumulated Depreciation              0           0         0          0          0          0         0          0
Net Book Value of F&F                      0           0         0          0          0          0         0          0

OTHER ASSETS:

1.
2.
3.
4.
                                      ------      ------    ------     ------     ------     ------    ------      -----
TOTAL OTHER ASSETS
                                      ------      ------    ------     ------     ------     ------    ------      -----
TOTAL ASSETS                          13,562      13,336    13,102     12,925     12,388     12,177    11,997      3,041

              MOR-2

(*)  PER MOR FILED BY THE DEBTOR

A.   Note receivable due from Larry Ray in November 2003.

B. Capitalized costs related to debt issuance. Costs are amortized over life of debt.

C.   All furniture & equipment is held in the Debtor subsidiaries.


CASE NAME:                                 CASE NUMBER:                    CH 11 CONVERSION DATE:        CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.                 02-45206-H2-11                  JANUARY 14, 2003              JANUARY 14, 2003

COMPARATIVE BALANCE SHEETS (000'S)


     LIABILITIES &                  JAN 31,      FEB 28,     MAR 31,     APRIL 30,    MAY 31,    JUNE 30,    JULY 31,   AUGUST 31,
     OWNERS EQUITY                   2003         2003        2003        2003         2003       2003        2003        2003
                                    -------      -------     -------     ---------    -------    --------    --------   ----------
LIABILITIES:

POST-PETITION LIABILITIES (MOR-4)        71          318         377         397          640        732         740        746

PRE-PETITION LIABILITIES:

Notes Payable - Secured              45,000       45,000      45,000      45,000       45,000     45,000      45,000     33,933
Accrued Interest - Secured N/Ps       3,508        3,508       3,508       3,508        3,508      3,508       3,508      3,508
Priority Debts                            0            0           0           0            0          0           0         37
Federal Income Tax                        0            0           0           0            0          0           0          0
Accrued Liabilities                       0            0           0           0            0          0           0          0
FICA/Withholding                          0            0           0           0            0          0           0          0
Unsecured Debt                      119,377      119,377     119,377     119,377      119,377    119,377     119,377    118,877
Other Liabilities                         0            0           0           0            0          0           0      3,113
                                   --------     --------    --------    --------     --------   --------    --------   --------
TOTAL LIABILITIES                   167,956      168,203     168,262     168,282      168,525    168,617     168,625    160,214


MEMBERS' EQUITY (DEFICIT):

Preferred Stock                           0            0           0           0            0          0           0          0
Common Stock                              1            1           1           1            1          1           1          1
Additional Paid-In Capital          225,940      225,940     225,940     225,940      225,940    225,941     225,940    225,940
Retained Earnings                  (380,335)    (380,808)   (381,101)   (381,298)    (382,077)  (382,382)   (382,569)  (383,114)
                                   --------     --------    --------    --------     --------   --------    --------   --------
TOTAL OWNERS' EQUITY               (154,394)    (154,867)   (155,160)   (155,357)    (156,136)  (156,440)   (156,628)  (157,173)
                                   --------     --------    --------    --------     --------   --------    --------   --------
TOTAL LIABILITIES &
OWNERS' EQUITY                       13,562       13,336      13,102      12,925       12,389     12,177      11,997      3,041

     MOR-3

(*)  PER MOR FILED BY THE DEBTOR


A. The $45M debt is considered secured debt for purposes of this presentation. The 8/14 distribution to the Secured Creditors, $10,877K, is classified as a payment on principal for purposes of this presentation.

B. A subsidiary of Debtor, SSPUSA, has not paid a 2003 tax prepayment as of filing date.

C. Payroll is handled by a third party firm (Intuit payroll). Intuit collects all payroll taxes and makes the payment.

D. Unsecured debt includes the $110M notes with accrued interest, the unpaid pre-petition liabilities and the change of control agmts. A distribution of $500,000 was made to the $110m noteholders on 8/14.

E. Payment to Secured noteholder's on 10/31/02 is assumed to be prepayment of interest on secured debt. Interest stops accruing on 12/20/02.

F. Other Liabilities of $3,113K represent the difference between the sales proceeds dividended from the subsidiaries and the remaining investments in the subsidiaries.



CASE NAME:                    CASE NUMBER:            CH 11 CONVERSION DATE:       CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.    02-45206-H2-11          JANUARY 14, 2003             JANUARY 14, 2003

SCHEDULE OF POST-PETITION LIABILITIES  (000'S)



                                   JAN 31,    FEB 28,    MAR 31,   APRIL 30,     MAY 31,    JUNE 30,    JULY 31,    AUGUST 31,
                                    2003       2003       2003       2003         2003        2003        2003         2003
                                   -------    -------    -------   ---------     -------    --------    --------    ----------
TRADE ACCOUNTS PAYABLE                4         60          4         27           32          19          27          20

TAXES PAYABLE:

 Federal Payroll Taxes                0          0          0          0            0           0           0           0
 State Payroll & Sales Taxes          0          0          0          0            0           0           0           0
 Other Taxes                          0          0          0          0            0           0           0           0
                                  -----      -----      -----      -----        -----       -----       -----       -----
 TOTAL TAXES PAYABLE                  0          0          0          0            0           0           0           0

SECURED DEBT

ACCRUED INTEREST PAYABLE

ACCRUED PROFESSIONAL FEES:
 Trustee Fees                        33         43         62         58           84          85          85         179
 Legal Fees                          28        198        281        283          495         598         598         541
 Accounting Fees                      6         17         30         29           29          30          30           6
                                  -----      -----      -----      -----        -----       -----       -----       -----
 TOTAL ACCRUED PROFESSIONAL FEES     67        258        373        370          608         713         713         726

OTHER ACCRUED LIABILITIES:
1.
2.
3.
4.
                                  -----      -----      -----      -----        -----       -----       -----       -----
 TOTAL OTHER ACCRUED LIABILITIES
                                  -----      -----      -----      -----        -----       -----       -----       -----
TOTAL POST-PETITION
LIABILITIES (MOR-3)                  71        318        377        397          640         732         740         746

                     MOR-4

A.   A subsidiary of debtor, SSPUSA, will need to make 2003 tax prepayment.

B. Payroll is handled by a third party firm (Intuit payroll). Intuit collects all payroll taxes and makes the payment.


CASE NAME:                         CASE NUMBER:                  CH 11 CONVERSION DATE:               CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.         02-45206-H2-11                JANUARY 14, 2003                     JANUARY 14, 2003


AGING OF POST-PETITION LIABILITIES (000'S)
MONTH: AUGUST



                           TRADE      FEDERAL       STATE
                          ACCOUNTS    PAYROLL     PAYROLL &     AD VALOREM    OTHER      OTHER     OTHER    OTHER
DAYS OUTSTANDING          PAYABLE      TAXES     SALES TAXES      TAXES       TAXES      TAXES     TAXES    TAXES
----------------          --------    -------    -----------    ----------    -----      -----     -----    -----
     0-30                       18
     31-60                       1
     61-90                       0
  91 AND OVER                    0
                             -----      -----         ------         -----    -----      -----     -----    -----
     TOTAL                      19       NONE           NONE          NONE     NONE       NONE      NONE     NONE



AGING OF ACCOUNTS RECEIVABLE
MONTH: AUGUST 2003


                          JAN          FEB          MAR          APRIL        MAY           JUNE           JULY        AUGUST
  DAYS OUTSTANDING        2003         2003         2003         2003         2003          2003           2003         2003
  ----------------        ----         ----         ----         -----        ----          ----           ----        ------
        0-30
       31-60
       61-90
    91 AND OVER
                          ----         ----         ----         ----         ----          ----           ----         ----
       TOTAL              NONE         NONE         NONE         NONE         NONE          NONE           NONE         NONE



         MOR-5

CASE NAME:                                CASE NUMBER:               CH 11 CONVERSION DATE:             CH 11 TRUSTEE APPOINTED:
Seven Seas Petroleum, Inc.                02-45206-H2-11             January 14, 2003                   JANUARY 14, 2003

STATEMENT OF INCOME (LOSS) (000'S)

                                                 JAN          FEB      MAR     APRIL       MAY       JUNE    JULY     AUGUST
                                                 2003        2003      2003    2003        2003      2003    2003      2003
                                                 ----        ----      ----    ----        ----      ----    ----     ------
OPERATING REVENUE (MOR-1)                         0            0        0        0          0         0        0        0
TOTAL COST OF REVENUES                            0            0        0        0          0         0        0        0
GROSS PROFIT                                      0            0        0        0          0         0        0        0

OPERATING EXPENSES:
  Selling & Marketing                             0            0        0        0          0         0        0        0
  General & Administrative                        4            3        4       26         17        18       27       86
  Insiders Compensation                           0            0        0        0          0         0        0        0
  Management Fee-- SSPUSA expenses              140          123       82       80        242        98       68       57
  Professional Fees                              33          258      117        0        238        97        0      310
  Other                                           0            0        0        0          0         0        0        0
  TOTAL OPERATING EXPENSES                      177          384      203      106        497       213       95      453
INCOME BEFORE INTEREST, DEPRECIATION
OTHER ITEMS AND INCOME TAXES (MOR-1)           (177)        (384)    (203)    (106)      (497)     (213)     (95)    (453)

  Interest expense                                0            0        0        0          0         0        0        0
  Amortization expense                           92           92       92       92         92        92       92       92
  Interest (income)                              (4)          (3)      (2)      (1)         0         0        0        0
  Other                                           0            0        0        0        190         0        0        0
  TOTAL INTEREST, DEPRECIATION &
  OTHER ITEMS                                    88           89       90       91        282        92       92       92
NET INCOME BEFORE INCOME TAXES                 (265)        (473)    (293)    (197)      (779)     (305)    (187)    (545)
FEDERAL INCOME TAXES                              0            0        0        0          0         0        0        0
NET INCOME (LOSS) (MOR-1)                      (265)        (473)    (293)    (197)      (779)     (305)    (187)    (545)



         MOR-6

CASE NAME:                                CASE NUMBER:               CH 11 CONVERSION DATE:             CH 11 TRUSTEE APPOINTED:
Seven Seas Petroleum, Inc.                02-45206-H2-11             January 14, 2003                   JANUARY 14, 2003

STATEMENT OF CASH RECEIPTS & DISBURSEMENTS (000's)

                                                 JAN          FEB      MAR     APRIL     MAY       JUNE    JULY     AUGUST
                                                 2003        2003      2003    2003      2003      2003    2003      2003
                                                 ----        ----      ----    ----      ----      ----    ----     ------
CASH - BEGINNING OF MONTH                       3,951       4,655     3,162   3,063     2,892    2,637    2,480      2,381
CASH RECEIPTS:
  Funds Received from subsidiaries              1,769           0         0       0         0        0        0     11,609A.
  Receipts of Cash from Restricted Account        620           0         0       0         0        0        0          0
  Interest income                                   3           3         2       1         0        0        0          0
  Other                                             0           0        21       0         0        0        0          0
  TOTAL CASH RECEIPTS                           2,392           3        23       1         0        0        0     11,609

DISBURSEMENTS FOR OPERATIONS:
  Insurance                                        60           0         0       0         0        0        0          0
  Distributions to Subsidiaries                 1,584       1,474        62     115       242      147       75        173
  Other Misc.                                      44          22         5       7        13       10       24          0
TOTAL DISBURSEMENTS FOR OPERATIONS              1,688       1,496        67     122       255      157       99        173
  Professional fees (MOR-9)                         0           0        55      50         0        0        0        825
  U.S. Trustee fees                                 0           0         0       0         0        0        0         11
  Other reorganization expenses                     0           0         0       0         0        0        0     11,568
TOTAL DISBURSEMENTS                             1,688       1,496       122     172       255      157       99     12,577
NET INCREASE (DECREASE) IN CASH FLOW              704      (1,493)      (99)   (171)     (255)    (157)     (99)      (968)
CASH - END OF MONTH (MOR-2)                     4,655       3,162     3,063   2,892     2,637    2,480    2,381      1,413


A. $11,609,000 consists of proceeds from sale of Guaduas oil field previously held in subsidiaries.
         The proceeds were dividended to the parent to pay creditors and administrative claims.


         MOR-7

CASE NAME:                                CASE NUMBER:               CH 11 CONVERSION DATE:             CH 11 TRUSTEE APPOINTED:
Seven Seas Petroleum, Inc.                02-45206-H2-11             January 14, 2003                   JANUARY 14, 2003



BANK ACCOUNT RECONCILIATION (000'S)

          BANK                                        STERLING        STERLING         STERLING
     ACCOUNT NUMBER                                  8040245206      8020245206       8060245206
     --------------                                  ----------      ----------       ----------
                                                      Partner
                                                      Advance        SSPI Money         SSPI
      ACCOUNT TYPE                                    Account          Market         Checking
      ------------                                    -------        ----------       --------
ENDING BALANCE PER BANK                                  2             1,413                0
DEPOSITS IN TRANSIT                                     --                --               --
OUTSTANDING CHECKS                                      --                --               --
ADJUSTED BANK BALANCE                                    2             1,413                0


CASH PER BOOKS                                           2             1,413                0
INTEREST INCOME NOT RECORDED                            --                --               --
TRANSFERS TO ACCOUNT                                    --                --               --
TRANSFERS FROM ACCOUNT                                  --                --               --
DISBURSEMENTS NOT RECORDED                              --                --               --
ENDING CASH PER BOOKS                                    2             1,413                0

Additional Debtor subsidiary proceeds, approximately $200K USD are held in Colombian peso accounts--not shown above.

Additionally $1,249 K resides in the subsidiaries and has been escrowed for the Escuela 2 plugging and abandonment costs

         MOR-8

CASE NAME:                                CASE NUMBER:               CH 11 CONVERSION DATE:             CH 11 TRUSTEE APPOINTED:
Seven Seas Petroleum, Inc.                02-45206-H2-11             January 14, 2003                   JANUARY 14, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS (000'S)

 INSIDERS: NAME/POSITION/COMP.           JAN         FEB       MARCH        APRIL        MAY        JUNE       JULY       AUGUST
            TYPE                         2003       2003        2003        2003         2003       2003       2003        2003
 -----------------------------           ----       ----       -----        -----        ----       ----       ----       ------
1.  Larry A. Ray (President)            Note A.    Note A.     Note A.     Note A.      Note A.    Note A.    Note A.     Note A.
2.  Ronald A. Lefaive (CFO)             Note A.    Note A.     Note A.     Note A.      Note A.    Note A.    Note A.     Note A.
3.
4.
5.
6.
TOTAL INSIDERS (MOR-1)                  NONE       NONE        NONE        NONE         NONE       NONE       NONE        NONE

       PROFESSIONALS                     JAN        FEB        MARCH        APRIL        MAY        JUNE       JULY       AUGUST
      NAME/ORDER DATE                    2003       2003        2003         2003        2003       2003       2003        2003
 -----------------------------           ----       ----       -----        -----        ----       ----       ----       ------
1.  Andrews & Kurth                                               28           39           0          0          0          475
2.  Floyd, Isgur, Rios                                            21            7           0          0          0          300
3.  Smith & Henault                                                6            4           0          0          0           31
4.  McLain, Leppert, and Maney                                                  0           0          0          0           19
5.
6.
TOTAL PROFESSIONALS (MOR-1)             NONE       NONE           55           50           0          0          0          825

A. No insiders were funded directly by Debtor. However, two insiders are paid by SSPUSA, a susbsidiary of the Debtor. Larry Ray was paid $31,666 for salary, and Ron Lefaive was paid $13,750 for salary. Under the KERP plan approved by the court, Lefaive received a KERP payment and Ray received forgiveness on a portion of his loan in May. Both were also reimbursed for accrued vacation & personal leave as of 5/31/03 in accordance with the KERP plan in May. Both also received reimbursement for out-of-pocket expenses.

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(30)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.)


         MOR-9